UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on June 20, 2024 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “2023 Plan Amendment”) to the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”) to (i) increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 4,000,000 shares (the “Share Increase”) and (ii) increase the individual non-employee director compensation limit contained therein to $850,000 for ongoing directors in any calendar year and $1,100,000 for new directors in any calendar year. The 2023 Plan Amendment also increased the incentive stock option limit from 3,500,000 to 7,500,000 to align with the Share Increase. Also at the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders also approved an amendment (the “Second 2019 Plan Amendment,” and together with the 2023 Plan Amendment, the “Plan Amendments”) to the EyePoint Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan (the “2019 Plan,” and together with the 2023 Plan, the “Plans”) to increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares.

Summaries of the Plans and the Plan Amendments are set forth in the Company’s 2024 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). Those summaries and the above descriptions of the Plans and the Plan Amendments do not purport to be complete and are qualified in their entirety by reference to the Plans and the Plan Amendments, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2024, the record date for the Annual Meeting, there were 52,084,148 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 46,400,436 or 89.09%, were present in person via virtual communication or voted by proxy, which constituted a quorum. Each stockholder is entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1. Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	34,332,943
	Withheld	10,073,449
	Broker Non-Votes	1,994,044
Jay S. Duker, M.D.	For	44,076,361
	Withheld	330,031
	Broker Non-Votes	1,994,044
Nancy Lurker	For	43,072,470
	Withheld	1,333,922
	Broker Non-Votes	1,994,044
John B. Landis, Ph.D.	For	43,086,644
	Withheld	1,319,748
	Broker Non-Votes	1,994,044
David Guyer, M.D.	For	43,708,357
	Withheld	698,035
	Broker Non-Votes	1,994,044
Wendy F. DiCicco	For	43,721,247
	Withheld	685,145
	Broker Non-Votes	1,994,044
Anthony P. Adamis, M.D.	For	44,036,082
	Withheld	370,310
	Broker Non-Votes	1,994,044
Karen Zaderej	For	44,034,115
	Withheld	372,277
	Broker Non-Votes	1,994,044
Stuart Duty	For	44,065,948
	Withheld	340,444
	Broker Non-Votes	1,994,044

Proposal No. 2. Amendment to 2023 Long-Term Incentive Plan

The Company’s stockholders approved the 2023 Plan Amendment to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 4,000,000 shares and (ii) increase the individual non-employee director compensation limit contained therein to $850,000 for ongoing directors in any calendar year and $1,100,000 for new directors in any calendar year. The 2023 Plan Amendment also increased the incentive stock option limit from 3,500,000 to 7,500,000 to align with the Share Increase. The voting on this proposal is set forth below:

Vote type	Vote Results
For	28,353,747
Against	15,905,586
Abstain	147,059
Non Votes	1,994,044

Proposal No. 3. Amendment to 2019 Employee Stock Purchase Plan

The Company’s stockholders approved the Second 2019 Plan Amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	44,053,886
Against	205,116
Abstain	147,390
Non Votes	1,994,044

Proposal No. 4. Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	42,513,914
Against	1,715,072
Abstain	177,406
Non Votes	1,994,044

Proposal No. 5. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting on this proposal is set forth below:

Vote type	Vote Results
For	46,085,482
Against	176,590
Abstain	138,364
Non Votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EyePoint Pharmaceuticals, Inc. Amendment No 1. to 2023 Long-Term Incentive Plan.
10.2	EyePoint Pharmaceuticals, Inc. Amendment No 2. to 2019 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	June 21, 2024	By:	/s/ George O. Elston
George O. Elston Executive Vice President and Chief Financial Officer